UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2020

KeyCorp

(Exact name of registrant as specified in charter)

001-11302

(Commission File Number)

Ohio	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $1 par value	KEY	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E)	KEY PrI	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series F)	KEY PrJ	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series G)	KEY PrK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2020, the KeyCorp Board of Directors elected Robin N. Hayes and Devina A. Rankin to the Board of Directors. Mr. Hayes currently serves as the Chief Executive Officer of JetBlue Airways Corporation, a role he has held since February 2015. Ms. Rankin currently serves as Chief Financial Officer of Waste Management Inc., a role she has held since February 2017.

The election of Mr. Hayes and Ms. Rankin increases the size of KeyCorp’s Board of Directors to 15 members. Mr. Hayes will serve as a member of the Risk Committee and the Technology Committee. Ms. Rankin will serve as a member of the Audit Committee and the Technology Committee. Additionally, the KeyCorp Board of Directors has designated Ms. Rankin as an audit committee financial expert. Mr. Hayes and Ms. Rankin are both independent directors. Upon Mr. Hayes’s and Ms. Rankin’s appointments to the Board, the composition of each Board committee is as listed below. All directors serving on these committees are independent directors.

Audit Committee

Richard J. Hipple – Chair

H. James Dallas

Kristen L. Manos

Devina A. Rankin

Compensation and Organization Committee

Barbara R. Snyder – Chair

Bruce D. Broussard

Alexander M. Cutler

Todd J. Vasos

Nominating and Corporate Governance Committee

Alexander M. Cutler – Chair

H. James Dallas

Elizabeth R. Gile

Carlton L. Highsmith

Richard J. Hipple

Barbara R. Snyder

Risk Committee

Elizabeth R. Gile – Chair

Ruth Ann M. Gillis

Robin N. Hayes

Carlton L. Highsmith

David K. Wilson

Technology Committee

H. James Dallas – Chair

Bruce D. Broussard

Ruth Ann M. Gillis

Robin N. Hayes

Devina A. Rankin

Todd J. Vasos

As is true for all non-employee KeyCorp Directors, Mr. Hayes and Ms. Rankin will be entitled to director compensation consisting of a cash retainer and stock-based compensation, as more fully described in KeyCorp’s 2020 Proxy Statement. Mr. Hayes and Ms. Rankin are not parties to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

Date: November 19, 2020

/s/ Craig T. Beazer
By: Craig T. Beazer
General Counsel and Secretary